UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

April 12, 2005

APOGEE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10456	04-3005815
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

129 Morgan Drive
Norwood, Massachusetts 02062
(781) 551-9450

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 15, 2005, Apogee Technology, Inc. (“Apogee” or the “Company”) issued a press release to report its consolidated financial results for the quarter and year ended December 31, 2004.  A copy of the press release is being furnished pursuant to this Item 2.02 as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, as announced in the press release, the Company is unable to file its audited financial statements for the year ended December 31, 2004 as a result of (i) the resignation of the Company’s independent registered public accountants on April 12, 2005, and (ii) the Company’s review of revenue recognition for its customers during 2003 and 2004.   The Company is filing, today, its Annual Report on Form 10-KSB without financial results, in order to provide shareholders with as much additional information as it is currently able to provide, including an update on the Company’s operating activities.

The Company is working diligently to retain new independent registered public accountants to complete the re-audit of its financial statements for the fiscal year ended December 31, 2003 and the audit of its financial statements for the fiscal year ended December 31, 2004 as expeditiously as possible, and hopes to file these audited financial statements prior to June 30, 2005.

ITEM 4.01         CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)           On April 12, 2005, the Company was notified by its independent registered public accountants, Anchin, Block & Anchin LLP (“Anchin”), that Anchin would not be able to complete its audit of the Company’s financial statements for the fiscal year ended December 31, 2004 and was resigning from its audit engagement, effective immediately.

The Company was surprised by the auditor’s sudden resignation and has commenced an immediate search for a new independent registered public accounting firm.  Anchin had been the Company’s auditors since January 1, 2005, when it acquired the firm of Yohalem Gillman & Co. LLP (“Yohalem”), which had been the Company’s auditors since 1981.

Prior to its resignation, Anchin requested on April 7, 2005 that the Company’s audit committee provide Anchin with certain information regarding the Company’s revenue recognition policy with respect to sales to one of the Company’s customers during 2003 and 2004, and the Company’s audit committee discussed such matters with Anchin and provided responses to Anchin on April 11, 2005.  In addition, on April 18, 2005, the auditors notified the Company’s audit committee that there are additional transactions in 2003 and 2004 that should be more closely reviewed by the Company and its new auditors to ensure that revenue was appropriately recognized, and the audit committee intends to address these matters with management and the Company’s new auditors.

In connection with its resignation, Anchin advised the Company that information had come to its attention that made it unwilling to rely on the Company’s management representations or to be associated with the financial statements prepared by management, and that the issues it had brought to the attention of the Company’s audit committee raised concerns as to whether the Company has adequate internal controls necessary to develop reliable financial statements.  In addition, Anchin advised the Company that since it had just received information about the transaction identified in its April 7th letter, it had not concluded whether, and could not advise the Company as to the degree to which the scope of its audit would have had to be expanded to determine, whether, if further investigated, other sales by the Company and possibly the valuation of the chips that may have been returned to inventory, would have had issues that could have materially impacted the fairness or reliability of previously issued audited financial statements or the 2004 quarterly financial statements or that might have precluded Anchin from issuing an unqualified audit report even if fiscal 2003 financial statements were restated.

Except as described above, there have been no disagreements with Anchin on any other matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Anchin, would have caused Anchin to make reference to the subject matter of the disagreement(s) in connection with its report on the Company’s financial statements for the Company’s two most recent fiscal years or any later interim period.

The auditor’s reports on the Company’s audited financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. However, as disclosed in Item 4.02 below, in connection with its resignation, the Company’s auditors advised it that disclosure should be made to prevent reliance on the auditor’s previously issued audit report with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2003 and the interim reviews of the Company’s financial statements for the fiscal quarters ended March 31, 2004, June 30, 2004 and September 30, 2004.

The Company has provided Anchin with a copy of this disclosure prior to its filing with the Securities and Exchange Commission and requested that Anchin furnish it with a letter addressed to the Securities and Exchange Commission stating whether Anchin agrees with the above statements, and, if not, stating the respects in which it does not agree. The Company will file such letter from Anchin with the Securities and Exchange Commission by amending this Form 8-K promptly following the receipt of such letter.

(b)           If the Company had recognized revenue as suggested by Anchin with respect to the Company’s sales to the particular customer at issue during 2003 and 2004, the Company’s 2003 and 2004 financials would, in management’s view, be adjusted as follows:  2003 product revenue would be reduced by $1,012,020 and income by $202,405, or $0.02 per share.  In addition, 2004 results would be adjusted to reflect the resale of specific parts from this customer, by increasing product revenue by $323,880 and income by $65,490.  The Company believes that these adjustments are not necessary, but has issued an earnings release with its 2004 unaudited financial results based upon management’s understanding of Anchin’s comments.  Anchin has not reviewed these adjustments.

ITEM 4.02          NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

(b)           On April 12, 2005, the Company received a letter from its independent registered public accountants advising the Company that disclosure should be made to prevent reliance on the auditor’s previously issued audit report with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2003 and the interim reviews of the Company’s financial statements for the fiscal quarters ended March 31, 2004, June 30, 2004 and September 30, 2004.  In its letter, the auditors advised the Company that, based on information provided by the Company, the auditors had concluded that revenue had been improperly recognized by the Company at December 31, 2003 and at each quarterly period thereafter with respect to sales to one of the Company’s customers, and that the accounts receivable from that customer had been overvalued.   A copy of the auditor’s letter is being filed herewith as Exhibit 7.1.   In addition, on April 18, 2005, the auditors notified the Company’s audit committee that there are additional transactions in 2003 and 2004 that should be more closely reviewed by the Company and its new auditors to ensure that revenue was appropriately recognized.

The Company’s audit committee has discussed these matters with Anchin and intends to further address these matters with management and the Company’s new auditors.

The Company has provided the auditors with a copy of this disclosure prior to its filing with the Securities and Exchange Commission and requested that the auditors furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, and, if not, stating the respects in which it does not agree. The Company will file such letter from the auditors with the Securities and Exchange Commission by amending this Form 8-K promptly following the receipt of such letter.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits.

7.1           Letter from Yohalem Gillman & Co. LLP dated April 12, 2005 regarding non-reliance upon a previously issued audit report and completed interim reviews.

99.1         Press Release dated April 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE TECHNOLOGY, INC.

Dated: April 18, 2005	By:	/s/ Herbert M. Stein
Herbert M. Stein President, Chief Executive Officer and Chairman of the Board